SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), is dated as of December 12, 2013, by and between Petro River Oil, Corp. a Delaware corporation (the “Company”), and Petrol Lakes Holding Limited (the “Subscriber”).

WHEREAS:

A. The Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6), Regulation D (“Regulation D”) and/or Regulation S (“Regulation S”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”); and

B. The parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscriber, as provided herein, and the Subscriber shall purchase (i) an aggregate of 81,250,000 shares (the “Common Shares”) of the Company’s common stock, $0.00001 par value per share (the “Common Stock”), at a per share price of $0.08 (the “Per Share Purchase Price”); and (ii) warrants (the “Warrants”) in the forms attached hereto as Exhibit A, to purchase shares of the Company’s Common Stock (the “Warrant Shares”) for an aggregate purchase price of $6,500,000 (the “Purchase Price”). The Common Shares, Warrant and Warrant Shares are also referred to herein as the “Securities.” The issuance and sale of the Common Shares and Warrant Shares is referred to herein as the “Offering”.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscriber hereby agree as follows:

1. Closing. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on the “Closing Date” Subscriber shall purchase and the Company shall sell to Subscriber the Common Shares and Warrants. The date the Company receives the funds from the Subscriber shall be the Closing Date, and such receipt is referred to herein as the “Closing.” There shall be only one Closing.

2. Closing Conditions. The Closing hereunder is subject to the following conditions being met:

(a) Subscriber’s representations and warranties being accurate and true in all material respects as of the Closing Date (unless as of a specific date therein in which case they shall be accurate and true as of such date);

(b) the performance in all material respects of all obligations, covenants and agreements of Subscriber and the Company that are required to be performed at or prior to the Closing Date; and

(c) Subscriber shall have delivered, or caused to be delivered, the Purchase Price to the Company, by wire transfer of immediately available funds, to an account designated by the Company in writing to the Subscriber.

3. Issuance of Common Shares and Warrants. On the Closing Date and against receipt of the Purchase Price payable pursuant to Section 2(c) from Subscriber (which Subscriber agrees to pay subject to the Company’s satisfaction of the conditions set forth in Section 2(a) through (b)), the Company shall deliver, or cause to be delivered, to Subscriber, within 10 business days after the closing a stock certificate of the Company certifying that Subscriber is the holder of record of the Common Shares and an executed Warrant.

4. Subscriber Representations and Warranties. Subscriber hereby represents and warrants to and agrees with the Company that:

(a) Organization and Standing of the Subscriber. Subscriber is a corporation, duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization and has the requisite corporate power to own its assets and to carry on its business.

(b) Authorization and Power. Subscriber has the requisite legal capacity, power and authority to enter into, and perform under, this Agreement, and to purchase the Securities being sold to Subscriber hereunder and thereunder. The execution, delivery and performance of this Agreement by Subscriber and the consummation by Subscriber of the transactions contemplated hereby and thereby have been duly authorized by all requisite corporate, partnership or similar action on the part of Subscriber and no further consent or authorization is required. This Agreement has been duly authorized, executed and delivered. This Agreement will be a valid and binding obligation of Subscriber, enforceable against Subscriber in accordance with the terms thereof.

(c) No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Subscriber of the transactions contemplated hereby and thereby or relating hereto or thereto do not and will not (i) result in a violation of Subscriber’s charter documents, bylaws or other organizational documents, if applicable, (ii) conflict with nor constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which Subscriber is a party, nor (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to Subscriber or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on Subscriber). Subscriber is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement nor to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, Subscriber is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d) Information on Company. Subscriber has been furnished with or has had access to the EDGAR Website of the Commission to the Company’s filings made with the Commission during the period from the date that is two years preceding the date hereof through the business day preceding the Closing Date (hereinafter referred to collectively as the “Reports”). Subscriber is not deemed to have any knowledge of any information not included in the Reports unless such information is delivered in the manner described in the next sentence. In addition, Subscriber may have received in writing from the Company such other information concerning its operations, financial condition and other matters as Subscriber has requested in writing, identified thereon as OTHER WRITTEN INFORMATION (such other information is collectively, the “Other Written Information”), and considered all factors Subscriber deems material in deciding on the advisability of investing in the Securities. Subscriber was afforded (i) the opportunity to ask such questions as Subscriber deemed necessary of, and to receive answers from, representatives of the Company concerning the merits and risks of acquiring the Securities; (ii) the right of access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable Subscriber to evaluate the Securities; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to acquiring the Securities.

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(e) Information on Subscriber. Subscriber is, an “accredited investor,” as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Subscriber has the authority and is duly and legally qualified to purchase and own the Securities. Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. Subscriber has provided the information in the Accredited Investor Questionnaire attached hereto as Exhibit B (the “Investor Questionnaire”). The information set forth on the signature pages hereto and the Investor Questionnaire regarding Subscriber is true and complete in all respects. Except as disclosed in the Investor Questionnaire, Subscriber has had no position, office or other material relationship within the past three years with the Company or Persons (as defined below) known to Subscriber to be affiliates of the Company, and is not a member of the Financial Industry Regulatory Authority or an “associated person” (as such term is defined under the FINRA Membership and Registration Rules Section 1011). Subscriber is not a U.S. Person (as used herein a U.S. Person means any one of the following: (a) any U.S. Citizen; (b) any natural person resident in the United States of America; (c) any partnership or corporation organized or incorporated under the laws of the United States of America; (d) any estate of which any executor or administrator is a U.S. person; (e) any trust of which any trustee is a U.S. person; (f) any agency or branch of a foreign entity located in the United States of America; (g) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person; (h) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and (i) any partnership or corporation if: (1) organized or incorporated under the laws of any foreign jurisdiction; and (2) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.). At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, Subscriber was outside of the United States.

(f) Resale. Subscriber will not, during the period commencing on the date of issuance of the Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (“Restricted Period”), offer, sell, pledge or otherwise transfer the Shares in the United States, or to a U.S. Person for the account or benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S. All subsequent offers and sales of the Securities shall be made in compliance with Regulation S and/or pursuant to registration of the Securities under the 1933 Act or pursuant to an exemption from registration under the 1933 Act. Unless registered for sale under the 1933 Act, the Securities will not be resold to U.S. Persons or within the United States until after the end of a one year restricted period commencing on the date of closing of the purchase of the Securities and otherwise in compliance with Rule 904 of Regulation S.

(g) No US sales. Subscriber has not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Shares, including without limitation, any put, call or other option transaction, option writing or equity swap. Neither Subscriber nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to U.S. Citizens with respect to the Shares and Subscriber and any person acting on its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act. The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person.

(h) Lack of Liquidity. The Subscriber acknowledges that the purchase of the Securities involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Securities, including the total loss of its investment. The Subscriber acknowledges and understands that the Securities may not be sold to a U.S. Person (as hereinafter defined) or into the United States for a period of one (1) year from the date of purchase and that the Subscriber has no present need for liquidity in connection with its purchase of the Securities. The Subscriber shall comply in all respects with US federal and state securities laws, particularly with respect to any resale of the Securities in any transaction subject to United States jurisdiction.

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(i) Purchase of Securities. On the Closing Date, Subscriber will purchase the Securities for Subscriber’s own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

(j) Compliance with Securities Act; Reliance on Exemptions. Subscriber understands and agrees that the Securities have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act, and that such Securities must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. Subscriber understands and agrees that the Securities are being offered and sold to Subscriber in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and regulations and that the Company is relying in part upon the truth and accuracy of, and Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of Subscriber to acquire the Securities.

(k) Communication of Offer. Subscriber is not purchasing the Securities as a result of any “general solicitation” or “general advertising,” as such terms are defined in Regulation D, which includes, but is not limited to, any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or on the internet or broadcast over television, radio or the internet or presented at any seminar or any other general solicitation or general advertisement.

(l) Restricted Securities. Subscriber understands that the Securities have not been registered under the 1933 Act and Subscriber will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Securities unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available. Notwithstanding anything to the contrary contained in this Agreement, Subscriber may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under direct or indirect common control with such Person. Affiliate includes each Subsidiary of the Company. For the purposes of this Agreement, a “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind. For purposes of this definition, “control” means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise. The Subscriber agrees to the imprinting, so long as is required by this Section 7(a), of a legend on any of the Securities in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

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(m) No Governmental Review. Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the Offering.

(n) Survival. The foregoing representations and warranties shall survive the Closing Date.

5. Company Representations and Warranties. The Company represents and warrants to and agrees with Subscriber that:

(a) Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as presently conducted.

(b) Authority; Enforceability. This Agreement has been duly authorized, executed and delivered by the Company and is valid and binding agreements of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity.

(c) Consents. No consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, any Subsidiary, or any of its Affiliates, or the Company’s stockholders is required for the execution by the Company of this Agreement and performance by the Company of its obligations under this Agreement, including, without limitation, the issuance and sale of the Securities.

(d) Board Representation. The Subscriber shall have the right to appoint one director to the Company’s Board of Directors (the “Subscriber Director”). The Company shall ensure that the Subscriber Director shall remain on the Company’s Board of Director at least through the first annual meeting of the Company after the one year anniversary of the date of this Agreement.

6. Regulation D/ Regulation S Offering. The offer and issuance of the Securities to the Subscriber is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder.

7. Miscellaneous.

(a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (A) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (B) on the third (3rd) business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (1) if to the Company, to: 1980 Post Oak Boulevard Suite 2020, Houston, Texas 77056, Attn: Scot Cohen, CEO, facsimile: (646)449–0293, with an additional copy by fax only to: Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream, New York 11581, facsimile: (212) 697-3575, and (2) if to the Subscriber, to: Unit D, 12/F, Seabright Plaza, 9-23 Shell Street, North Point, Hong Kong.

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(b) Entire Agreement. This Agreement represents the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. The exhibit attached hereto or referred to herein are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Neither the Company nor the Subscriber has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.

(c) Waivers. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

(d) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by electronic transmission.

(e) Law Governing this Agreement; Consent to Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought against the Company concerning the transactions contemplated by this Agreement shall be brought in the state courts or federal courts located in New York County, New York. Any action brought against the Subscriber concerning the transactions contemplated by this Agreement shall be brought in the state courts or federal courts located in New York County, New York or Hong Kong. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted in compliance with this Section and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

(f) Specific Enforcement. The Company and the Subscriber acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to seek an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

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(g) Calendar Days. All references to “days” shall mean calendar days unless otherwise stated. The terms “business days” and “trading days” shall mean days that the New York Stock Exchange is open for trading for three or more hours. Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City. Any deadline that falls on a non-business day shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

(h) Captions: Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

(i) Severability. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

[Signature Pages Follow]

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SIGNATURE PAGE TO SECURITIES PURCHASE AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

“COMPANY”		“SUBSCRIBER”
PETRO RIVER OIL, CORP.		PETROL LAKES HOLDING LIMITED.

By:	/s/ Scot Cohen	By:	/s/ David Dai
Name:	Scot Cohen	Name:	David Dai
Title:	Executive Chairman	Title:	Managing Director

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Exhibit A

NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Right to Purchase 40,625,000 shares of Common Stock of Petro River Oil, Corp. (subject to adjustment as provided herein)

FORM OF COMMON STOCK PURCHASE WARRANT

No. 2013-A-001	Issue Date: December 12, 2013

PETRO RIVER OIL, CORP., a corporation organized under the laws of the State of Delaware, hereby certifies that, for value received, PETROL LAKES HOLDING LIMITED (the “Holder”), address at Unit D, 12/F, Seabright Plaza, 9-23 Shell Street, North Point, Hong Kong Fax: the Company at any time after the Issue Date until 5:00 p.m., Eastern Time on December 12, 2015 (the “Expiration Date”), up to 40,625,000 fully paid and non-assessable shares of Common Stock at a per share purchase price of $0.1356. The aforedescribed purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the “Purchase Price”. The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein. The Company may reduce the Purchase Price for some or all of the Warrants, temporarily or permanently. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Securities Purchase Agreement (the “SPA”), dated as of December 12, 2013, entered into by the Company and the Holder.

As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

(a) The term “Company” shall mean Petro River Oil, Corp., a Delaware corporation, and any corporation which shall succeed or assume the obligations of Petro River Oil, Corp. hereunder.

(b) The term “Common Stock” includes (i) the Company’s Common Stock, $0.00001 par value per share, as authorized on the date of the SPA, and (ii) any other securities into which or for which any of the securities described in (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

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(c) The term “Other Securities” refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4 or otherwise.

(d) The term “Warrant Shares” shall mean the Common Stock issuable upon exercise of this Warrant.

1. Exercise of Warrant.

1.1. Number of Shares Issuable upon Exercise. From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole or in part, shares of Common Stock of the Company, subject to adjustment pursuant to Section 3 below.

1.2. Partial Exercise. This Warrant may be exercised in part (but not for a fractional share) in the manner and at the place provided in Section 1.3, except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, provided the Holder has surrendered the original Warrant, the Company, at its expense, will issue and deliver to the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof, the whole number of shares of Common Stock for which such Warrant may still be exercised. The original Warrant is not required to be surrendered to the Company until it has been fully exercised.

1.3. Exercise. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time before the Expiration Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed copy of the form of subscription attached as Exhibit A hereto (the “Subscription Form”) annexed hereto and the Purchase Price by wire transfer or cashier’s check drawn on a United States bank. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which delivery of a Subscription Form and Purchase Price shall have occurred. As soon as practicable after the exercise of this Warrant in full or in part the Company will cause to be issued in the name of and delivered to the Holder hereof a certificate for the number of duly and validly issued, fully paid and non-assessable shares of Common Stock (or Other Securities) to which Holder shall be entitled on such exercise.

2. Fundamental Transaction. If, at any time while this Warrant is outstanding, (A) the Company effects any merger or consolidation of the Company with or into another entity, other than a merger or consolidation that does not result in a Change of Control of the Company, (B) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (C) any tender offer or exchange offer (whether by the Company or another entity) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, (D) the Company consummates a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, or spin-off) with one or more persons or entities whereby such other persons or entities acquire more than the 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by such other persons or entities making or party to, or associated or affiliated with the other persons or entities making or party to, such stock purchase agreement or other business combination), (E) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act), is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate Common Stock of the Company, or (F) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (in any such case, a “Fundamental Transaction”), then this Warrant shall be cancelled and the Holder shall have no further rights hereunder.

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3. Extraordinary Events Regarding Common Stock. In the event that the Company shall (a) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 4. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 4) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 4) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.

4. Warrant Agent. The Company may, by written notice to the Holder of the Warrant, appoint an agent (a “Warrant Agent”) for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such Warrant Agent.

5. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or facsimile at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: if to the Company, to: Petro River Oil, Corp.1980 Post Oak Boulevard Suite 2020, Houston, Texas 77056, Attn: Scot Cohen, CEO, facsimile: (646)449–0293, with an additional copy by fax only to: Grushko & Mittman, P.C., 515 Rockaway Avenue, Valley Stream, New York 11581, facsimile: (212) 697-3575, and (ii) if to the Holder, to the address and facsimile number listed on the first paragraph of this Warrant.

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6. Law Governing This Warrant. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Warrant shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York. The parties to this Warrant hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and Holder waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Warrant or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

7. Non-Transferable. This Warrant is not transferable without the consent of the Company which may be withheld for any reason in the Company’s absolute discretion.

[-Signature Page Follows-]

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IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.

PETRO RIVER OIL, CORP.

By:
Name:	Scot Cohen
Title:	Executive Chairman

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Exhibit A

FORM OF SUBSCRIPTION

(to be signed only on exercise of Warrant)

TO: PETRO RIVER OIL, CORP.

Petrol Lakes Holding Limited (“Subscriber”), pursuant to the provisions set forth in Warrant (No. 1), hereby irrevocably elects to purchase (check applicable box):

________ shares of the Common Stock covered by such Warrant.

Subscriber herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $___________.

Subscriber requests that the certificates for such shares be delivered to __________________________________________ whose address is___________________________ __________________ __________________.

Subscriber warrants and represents that as of the date hereof the Subscriber is, an “accredited investor,” as such term is defined in Regulation D promulgated by the Commission under the 1933 Act and that all the representations and warranties of the Subscriber in the SPA and true and accurate as of the date hereof.

The Subscriber represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from registration under the Securities Act.

Dated:	PETROL LAKES HOLDING LIMITED

Name:
Title:

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EXHIBIT B

Form of Investor Questionnaire

To: PETRO RIVER OIL, CORP. (the “Company”)

The information in this Accredited Investor Questionnaire (this “Questionnaire”) is being furnished to allow the Company to confirm that the undersigned is an “accredited investor,” as defined in Rule 501(a) of the Securities Act of 1933, as amended (the “Securities Act”).

By signing the Securities Purchase Agreement to which this Questionnaire is attached, you will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of the Company’s securities will not result in a violation of the Securities Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of the Securities. All potential investors must answer all questions and complete this Questionnaire in full.

I. The undersigned hereby represents that he, she or it is (please initial each category applicable to you in the space provided):

_____	(1)	A bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity;

_____	(2)	A broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended;

_____	(3)	An insurance company as defined in Section 2(13) of the Securities Act;

_____	(4)	An investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act;

_____	(5)	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958;

_____	(6)	A plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

_____	(7)	An employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

_____	(8)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_____	(9)	An organization described in Section 501(c)(3) of the Internal Revenue Code, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of $5,000,000;

_____	(10)	A trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Shares, whose purchase is directed by a sophisticated person who has such knowledge and experience in financial and business matters that such person is capable of evaluating the merits and risks of investing in the Company;

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_____	(11)	A natural person whose individual net worth (total assets minus total liabilities), or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000, excluding the value of the primary residence of such person;

_____	(12)	A natural person who had an individual income in excess of $200,000 in each of the two most recent years, or joint income with that person’s spouse in excess of $300,000, in each of those years, and has a reasonable expectation of reaching the same income level in the current year;

_____	(13)	An executive officer or director of the Company;

_____	(14)	An entity in which all of the equity owners qualify under any of the above subparagraphs. If the undersigned belongs to this investor category only, list below the equity owners of the undersigned, and the investor category which each such equity owner satisfies.

II. Exceptions to the representations and warranties made in Section 4(e) of the Securities Purchase Agreement (if no exceptions, write “none” – if left blank, the response will be deemed to be “none”):

PETROL LAKES HOLDING LIMITED

By:
Name:
Title:

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